NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES. PLEASE REVIEW THE ASSOCIATED TERM SHEET, RISK FACTORS AND THE REPORTS THE COMPANY HAS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (THE “EXCHANGE ACT”).

Original Issue Date: April 15, 2008
Original Conversion Price (subject to adjustment herein): $2.00

$__________

12% NOTE WITH AN OPTION TO CONVERT
DUE APRIL 15, 2009

THIS 12% UNSECURED NOTE WITH AN OPTION TO CONVERT is one of a series (the “Series”) of duly authorized and issued 12% unsecured notes with an option to convert (this note, the “Note” and collectively with the other notes in the Series, the “Notes”) in the aggregate maximum principal amount for all Notes in this Series (“the Series”) of up to One Million Dollars ($1,000,000) of Actiga Corporation, a Nevada corporation, having a principal place of business at 871 Marlborough Avenue, Suite 100, Riverside CA 92507 (the “Company”). The Notes may be issued in any increment and the issuance thereof are not subject to the receipt by the Company of any minimum amount of financing being secured. The Notes are an unsecured obligation of the Company. The Notes are designated as the 12% unsecured Notes with an option to convert, due April 15, 2009.

FOR VALUE RECEIVED, the Company promises to pay to _______ or its registered assigns (the “Holder”), or shall have paid pursuant to the terms hereunder, the principal sum of ($______) by April 15, 2009, or such earlier date as this Note is permitted to be repaid as provided hereunder (the “Maturity Date”), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof. This Note is subject to the following additional provisions:

Section 1. Definitions. For the purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Transaction Documents (hereinafter defined), and (b) the following terms shall have the following meanings:

“Subsequent Financing” means a debt or equity financing in which the Company has raised the aggregate amount of at least $3,000,000.

“Adjusted Conversion Price” shall be equal to the lesser of: (i) $2.00 or (ii) the lowest price at which the securities are issued in the Subsequent Financing (the “Adjusted Conversion Price”).

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of California are authorized or required by law or other government action to close.

“Common Stock” means the common stock, par value $.001 per share, of the Company and stock of any other class of securities into which such securities may hereafter have been reclassified or changed into.

"Common Stock Equivalent" means any warrant, option, subscription or purchase right with respect to shares of Common Stock, any security convertible into, exchangeable for, or otherwise entitling the holder thereof to acquire, shares of Common Stock or any warrant, option, subscription or purchase right with respect to any such convertible, exchangeable or other security.

“Conversion Date” shall have the meaning set forth in Section 4(a).

“Conversion Price” shall have the meaning set forth in Section 4(b).

“Conversion Shares” means the shares of Common Stock issuable upon conversion of this Note or as payment of interest in accordance with the terms.

“Note Register” shall have the meaning set forth in Section 3(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Maturity Date” means April 15, 2009.

“New York Courts” shall have the meaning set forth in Section 8(d).

“Notice of Conversion” shall have the meaning set forth in Section 4(a).

“Optional Redemption Amount” shall mean the sum of: (i) 100% of the principal amount of the Note then outstanding, and (ii) the entire amount of the due and unpaid interest that in no event exceed $120,000, assuming the maximum amount of $1,000,000 is raised.

“Optional Redemption Notice” shall have the meaning set forth in Section 5(a).

“Optional Redemption Notice Date” shall have the meaning set forth in Section 5(a).

“Original Issue Date” shall mean the date of the first issuance of the Note.

“Person” means a corporation, an association, a partnership, organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

“Purchaser Questionnaire” means the questionnaire completed by the holder and dated as of April 15, 2008.

“Subscription Agreement” means the Securities Subscription Agreement, dated as of April 15, 2008, to which the Company and the original Holder are parties, as amended, modified or supplemented from time to time in accordance with its terms.

“Registration Rights” means the piggy back registration rights set forth in Section 6.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the OTC Bulletin Board.

“Transaction Documents” shall mean the Term Sheet, the Note, the Subscription Agreement and the Purchaser Questionnaire.

Section 2. Interest.

a) Payment of Interest in Cash. The Company shall pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note at the rate of 12% per annum, payable in cash on the Maturity Date, except as otherwise provided.

b) Prepayment. Except as otherwise set forth in this Note including, but not limited to, Section 5(a), the Company may not prepay any portion of the principal amount of this Note.

Section 3.  Registration of Transfers and Exchanges.

a) Investment Representations. This Note has been issued subject to certain investment representations of the original Holder set forth in the Subscription Agreement and the Purchaser Questionnaire and may be transferred or exchanged only in compliance with the Subscription Agreement and applicable federal and state securities laws and regulations.

b) Reliance on Note Register. Prior to due presentment to the Company for transfer of this Note, the Company and any agent of the Company may treat the person in whose name this Note is duly registered on the Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note is overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4.  Conversion.

a) Voluntary Conversion. The outstanding principal amount of this Note shall be convertible into shares of Common Stock, at the option of the Holder, (subject to the limitations on conversion set forth in Section 4(d) hereof) at the Conversion Price at either: (i) the date which is 10 Trading Days before the Maturity Date or (ii) the Optional Redemption Notice Date, as applicable. The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Annex A (a “Notice of Conversion”), specifying therein the principal amount of this Note to be converted and the date on which such conversion is to be effected (a “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is received hereunder. To effect conversions hereunder, the Holder shall be required to physically surrender this Note to the Company in the amount of the Note that the Holder wishes to convert. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable conversion. The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversion. The Company shall deliver any objection to any Notice of Conversion promptly, but in no event later than ten (10) Business Days after receipt of such notice. In the event of any dispute or discrepancy, the records of the Company shall be controlling and determinative in the absence of manifest error.

b) Conversion Price. The conversion price in effect on any Conversion Date shall be equal to $2.00 (subject to adjustment herein)(the “Conversion Price”).

c) Holder’s Restriction on Conversion. The Company shall not effect any conversion of this Note, and the Holder shall not have the right to convert any portion of this Note, pursuant to Section 4(a) or otherwise, to the extent that after giving effect to such conversion, the Holder (together with the Holder’s Affiliates), as set forth on the applicable Notice of Conversion, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion.  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Notes) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 4(c), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this section applies, the determination of whether this Note is convertible (in relation to other securities owned by the Holder) and of which a portion of this Note is convertible shall be in the sole discretion of such Holder. To ensure compliance with this restriction, the Holder will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 4(c), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-QSB or Form 10-K, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s Transfer Agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of the Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 4(c) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended 4.99% beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such 4.99% limitation. The limitations contained in this paragraph shall apply to a successor holder of this Note.

d) Mechanics of Conversion

i. Conversion Shares Issuable Upon Conversion of Principal Amount of Notes. The number of shares of Common Stock issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Note to be converted by (y) the Conversion Price or the Alternate Conversion Price, as applicable.

ii. Delivery of Certificate Upon Conversion. As soon as commercially practicable after the applicable Conversion Date, the Company will deliver or cause to be delivered to the Holder either (A) (i) a bank check in the amount of the Note or (ii) a certificate or certificates representing the Conversion Shares representing the number of shares of Common Stock being acquired upon the conversion of this Note and (B) a bank check in the amount of accrued and unpaid interest. The Company shall, if available and if allowed under applicable securities laws, use its best efforts to deliver any certificate or certificates required to be delivered by the Company under this Section electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

iii. Failure to Deliver Certificates. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the applicable Holder as soon as commercially practicable after the applicable Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the principal amount of this Note tendered for conversion.

iv. Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Note free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder (and the other holders of the Notes), not less than such number of shares of the Common Stock as shall (subject to any additional requirements of the Company as to the reservation of such shares and the terms and conditions set forth in the Subscription Agreement) be issuable upon the conversion of the outstanding principal amount of this Note.

v. Fractional Shares. Upon a conversion hereunder the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the VWAP at such time. If the Company elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

vi. Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Section 5. Optional Redemption.

a) Optional Redemption at Election of Company. Subject to the provisions of this Section 5, at any time after the date upon which the Company consummates an Subsequent Financing, the Company may deliver a notice to the Holder (an “Optional Redemption Notice” and the date such notice is deemed delivered hereunder, the “Optional Redemption Notice Date”) of its election to redeem the Optional Redemption Amount on the 20th Trading Day following the Optional Redemption Notice Date (such date, the “Optional Redemption Date” and such redemption, the “Optional Redemption”). The Company covenants and agrees that it will honor all Notices of Conversion tendered from the time of delivery of the Optional Redemption Notice through the date all amounts owing thereon are due and paid in full.

b) Redemption Procedure. The payment of cash pursuant to an Optional Redemption shall be made on the Optional Redemption Date. The Company’s determination to redeem in cash or Holder’s elections to convert into shares of common stock under Section 5(c) shall be applied among the Holders of Notes ratably.

c) Holder’s Election. Subject to the Company’s election to the Optional Redemption, the Holder may elect to convert the outstanding principal amount of the Note into shares of common stock in lieu of cash at the Alternate Conversion Price by delivering a Notice of Conversion to the Company in writing and sent by registered or certified mail with return receipt requested (postage prepaid) to the address as set forth on the Subscription Agreement. Notwithstanding anything herein to the contrary, the Holder may not elect to convert into shares of common stock any portion of the interest on the Notes.

Section 6. Piggy Back Registration.

(a) If, at any time, the Company undertakes to register any of its Common Stock or other equity securities under the Securities Act of 1933, as amended (the “Act”), other than (i) a registration in connection with any employee stock option, equity compensation plan or other benefit plan (ii) a registration statement filed on Form S-3, (iii) a registration statement filed on Form S-8, the Company will give prompt written notice (and in no event later than 30 days prior to the proposed filing of such registration statement with the Securities and Exchange Commission (the “SEC”)) to the Holder of its intention to effect such registration. The Company will include in such registration all securities with respect to which the Company has received written requests for inclusion within 20 days after the receipt of such notice by the Holder. The Company shall pay all related registration expenses other than any underwriter discounts relating to shares to be sold by the Holder.

(b) In connection with and registration of shares under the Act, the Company shall, among other things, (i) file a registration statement with the SEC and use its reasonable best efforts to cause the registration statement to become and remain effective until all of the shares have been sold or sixty days, whichever is shorter, (ii) as promptly as possible prepare and file with the SEC any amendments and supplements to any registration statement, including the prospectus, that are necessary to keep such registration statement effective, (iii) as promptly as possible, provide to the Holder copies of the prospectus, including a preliminary prospectus, conforming with the requirements of the Act, and all other documents that the Holder may reasonably request, in order to assist in the public sale or other disposition of the shares, and (iv) as promptly as possible, use its commercially reasonable efforts to register or qualify the shares covered by such registration statement under the securities (Blue Sky) laws of all states that require such registration or qualification and that the Holder requests, and complete all other activities and documents that may be necessary or reasonably desirable for the Holder to complete the public sale or other disposition of the shares in such specified states.

(c) The obligations of the Company under this Section to register the shares shall expire and terminate at such time as the Holder shall be entitled or eligible to sell such securities without restriction and without a need for the filing of a registration statement under the Securities Act, including without limitation, for any resales of restricted securities made pursuant to Rule 144 as promulgated by the Securities and Exchange Commission, or for a sale made pursuant to Rule 144 as promulgated by the Securities and Exchange Commission, or for a sale made pursuant to Section 4(1) and/or 4(2) under the Securities Act.

Section 7.  Events of Default.

a) “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i. any default in the payment of (A) the principal amount of this Note, or (B) interest on this Note when the same shall become due and payable (whether on a Conversion Date or the Maturity Date) which default, solely in the case of an interest payment or other default under this clause is not cured, within a time frame that is commercially reasonable;

ii. a default or event of default (subject to any grace or cure period provided for in the applicable agreement, document or instrument) shall occur under any of the Transaction Documents;

iii. (i) the Company shall commence a case, as debtor, a case under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Company commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Company or (ii) there is commenced a case against the Company, under any applicable bankruptcy or insolvency laws, as now or hereafter in effect or any successor thereto which remains undismissed for a period of 60 days; or (iii) the Company is adjudicated by a court of competent jurisdiction insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or (iv) the Company suffers any appointment of any custodian or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of 60 days; or (v) the Company makes a general assignment for the benefit of creditors; or (vi) the Company shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or (vii) the Company shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (viii) the Company shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or (ix) any corporate or other action is taken by the Company for the purpose of effecting any of the foregoing;

b) Remedies Upon Event of Default. If any Event of Default occurs, the full principal amount of this Note, together with interest and other amounts owing in respect thereof, to the date of acceleration shall become, at the Holder’s election, immediately due and payable in cash.

Section 8. Miscellaneous.

a) Notices. Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered to the Company sent by registered or certified mail with return receipt requested (postage prepaid) at the address set forth above Attn: Dale Hutchins, President or such other address as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section. Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered by facsimile, by email to the Subscriber’s email address as set forth on the signature page, sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile telephone number or address of such Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number or email address prior to 5:30 p.m. (Los Angeles, CA time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile or email at the facsimile telephone number or email address specified in this Section later than 5:30 p.m. (Los Angeles, CA time) on any date and earlier than 11:59 p.m. (Los Angeles, CA time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b) Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of the Company.

c) Lost or Mutilated Note. If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

d) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Note shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, Borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby.

e) Waiver. Any waiver by the Company or the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Company or the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

f) Severability. If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waive all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

g) Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h) Headings. The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.

i) Assumption.  Any successor to the Company shall (i) assume in writing all of the obligations of the Company under this Note and the other Transaction Documents pursuant to written agreements and (ii) issue to the Holder a new Note of such successor entity evidenced by a written instrument substantially similar in form and substance to this Note, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Notes held by the Holder and having similar ranking to this Note, and satisfactory to the Holder (any such approval not to be unreasonably withheld or delayed).
*********************

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed by a duly authorized officer as of the date first above indicated.

ACTIGA CORPORATION

By:
Name:
Title:

HOLDER

By:
Name:
Title:

ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the 12% unsecured Note with an option to convert of Actiga Corporation, a Nevada corporation (the “Company”), due on April 15, 2009, into shares of common stock, par value $.001 per share (the “Common Stock”), of the Company according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

By the delivery of this Notice of Conversion the undersigned represents and warrants to the Company that its ownership of the Common Stock does not exceed the amounts determined in accordance with Section 13(d) of the Exchange Act, specified under Section 4 of this Note.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid shares of Common Stock.

Conversion calculations:

Date to Effect Conversion: __________________________

Principal Amount of Note to be Converted: ________

Number of shares of Common Stock to be issued: _______

Signature: _____________________________

Name: _____________________________

Address: _____________________________

Email: _____________________________